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                                                                   Exhibit 10.11
                                                                   -------------

                RESTATED LEASE AMENDMENT AND THIRD AMENDMENT TO
                               AGREEMENT OF LEASE

     This Restated Lease Amendment and Third Amendment to Agreement of Lease (the "Restated Lease Amendment and Third Amendment") is made as of the 6th day of November, 1998, by and between John A. Pino, Trustee of Re-Act Realty Trust, a trust established under a Declaration of Trust dated September 21, 1984, and recorded in the Middlesex South District Registry of Deeds at Book 15823, Page 351, as amended by First Amendment dated October 20, 1988 and recorded with the Middlesex South District Registry of Deeds at Book 19427, Page 422 (the "Landlord") and ACT Manufacturing, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts and having its principal place of business at 108 Forest Avenue, Hudson, Massachusetts (the "Tenant").


                              W I T N E S S E T H

     WHEREAS, Landlord and Advanced Cable Technologies, Inc. entered into a certain Agreement of Lease dated as of April 1, 1985, as amended by a certain Lease Amendment executed as of October 25, 1988 and a certain Second Amendment to Lease dated as of August 4, 1993, whereby Landlord leased to Automated Component Technologies, Inc. certain premises (the "Premises") known as and bearing the address of One Robert Bonazzoli Drive, Hudson, Massachusetts. True and complete copies of said Agreement of Lease, Lease Amendment and Second Amendment are attached hereto as Exhibit A, Exhibit B, and Exhibit C,
                                 ---------  ---------      ---------
respectively.

     WHEREAS, Advanced Cable Technologies, Inc. by Articles of Merger dated December 15, 1994, changed its name to ACT Manufacturing, Inc.;

     WHEREAS, Landlord and Tenant entered into a certain Third Amendment to Agreement of Lease dated as of February 7, 1995 (the "Third Amendment"), a true and complete copy of the Third Amendment is attached hereto as Exhibit D (said
                                                               ---------
Agreement of Lease, said Lease Amendment, said Second Amendment and the Third Amendment are herein collectively referred to as the "Lease"); and

     WHEREAS, Landlord and Tenant desire to restate and amend said Lease Amendment to correct the street address of the Premises as set forth therein and the Third Amendment to reflect the understanding and past agreement of the parties regarding the minimum monthly rental amount and to memorialize such understanding going forward.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein and in the Lease contained, it is hereby agreed as follows:

     1. Landlord and Tenant acknowledge that as of August 1, 1998 Tenant has been paying minimal monthly rent for the Premises based upon an annual rate equal to Six Dollars and Fifty Cents ($6.50) per square foot (based upon a total rentable area of twenty-six thousand (26,000) square feet).

     2. Paragraph number 2 of the Third Amendment is hereby deleted and the following shall be inserted in lieu thereof: "Effective as of August 1, 1998 (the beginning of the extension term), the Tenant shall pay a minimum monthly rental for the Premises based upon an annual rate equal to Six Dollars and Fifty Cents ($6.50) per square foot (based upon a total rentable area of twenty-six thousand (26,000) square feet), in twelve (12) equal monthly installments in advance on the first day of each calendar month during the term of the Lease."
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                                      -2-


     3. The definition of "PREMISES" in the Lease Amendment is hereby deleted and replaced with the following: "One Robert Bonazzoli Drive, Hudson, Massachusetts 01749". Additionally, reference to "108 Forest Avenue, Hudson" in paragraph 2 of the Lease Amendment is hereby deleted and replaced with the following: "One Robert Bonazzoli Drive, Hudson".

     4. Except as modified herein the Lease Amendment and the Third Amendment are hereby restated.

     As modified by the terms of this Restated Lease Amendment and Third Amendment, the Lease is, and shall remain, in full force and effect. Each capitalized term used in this Restated Lease Amendment and Third Amendment which is not defined in this Restated Lease Amendment and Third Amendment shall have the same meaning ascribed to such term in the Lease. This Restated Lease Amendment and Third Amendment contains the entire agreement of the parties, and any and all agreements and negotiations are merged into and incorporated into this Restated Lease Amendment and Third Amendment. This Restated Lease Amendment and Third Amendment shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective successors and permitted assigns.

     This Restated Lease Amendment and Third Amendment is governed by the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, this Restated Lease Amendment and Third Amendment is executed as of the day and year first written above.


                              RE-ACT REALTY TRUST


                              By: /s/ John A. Pino
                                 ----------------------------------------
                                 John A. Pino, Trustee as
                                 aforesaid and not individually


                              ACT MANUFACTURING, INC.


                              By: /s/ John A. Pino
                                 ----------------------------------------
                                 John A. Pino, President